Exhibit 99.1

JDSU ANNOUNCES FISCAL 2013 FIRST QUARTER RESULTS

•      GAAP and Non-GAAP Revenue of $420.9 million;

•      GAAP Gross margin of 41.0%; Non-GAAP Gross margin of 45.8%

•      GAAP EPS of $(0.05); Non-GAAP EPS of $0.15

Milpitas, California, October 30, 2012 JDSU (NASDAQ: JDSU, and TSX: JDU) today reported results for its fiscal 2013 first quarter ended September 29, 2012.

GAAP net revenue for the quarter was $420.9 million and net loss was $(11.6) million, or $(0.05) per share.  Prior quarter net revenue was $434.0 million, with a net loss of $(22.2) million, or $(0.10) per share. Net revenue for the fiscal 2012 first quarter was $415.8 million, with a net loss of $(5.8) million, or $(0.03) per share.

Non-GAAP net revenue for the quarter was $420.9 million and net income was $35.0 million or $0.15 per share.  Prior quarter non-GAAP net revenue was $434.0 million, with a net income of $35.4 million, or $0.15 per share. Non-GAAP net revenue for the fiscal 2012 first quarter was $416.1 million, with a net income of $41.2 million or $0.18 per share.

“Our solid fiscal Q1 results reflect JDSU’s ability to deliver to its commitments even during periods of economic uncertainty,” said Tom Waechter, JDSU’s President and Chief Executive Officer.

“Communications service providers continue to spend cautiously due to macro-economic and geo-political concerns.  Because of this uncertain climate, we are not projecting the calendar year-end budget release that frequently occurs in the Telecom industry.  Looking forward, we are encouraged by the relentless broadband demand that remains a powerful driver for JDSU’s core business.  Our ability to differentiate through product innovation, evolve our variable cost model, and maintain a robust balance sheet means that we are well positioned to capitalize on future growth opportunities as the gap closes between demand and actual spending by our core network customers.”

Financial Overview — First Fiscal Quarter Ended September 29, 2012

	GAAP Results
	Q1	Q4	Q1	Percentage Change
	FY 2013	FY 2012	FY 2012	Q-T-Q	Y-T-Y
Revenue	$420.9	$434.0	$415.8	(3.0)%	1.2%
Gross margin	41.0%	41.8%	43.7%	(0.8)	(2.7)
Operating margin	—%	0.1%	1.3%	(0.1)	(1.3)

	Non-GAAP Results
	Q1	Q4	Q1	Percentage Change
	FY 2013	FY 2012	FY 2012	Q-T-Q	Y-T-Y
Revenue	$420.9	$434.0	$416.1	(3.0)%	1.2%
Adj. Gross margin	45.8%	45.3%	47.6%	0.5	(1.8)
Adj. Operating margin	9.2%	8.8%	11.2%	0.4	(2.0)

	Non-GAAP Results by Segment
	Q1	% of	Q4	Q1	Percentage Change
	FY 2013	Revenue	FY 2012	FY 2012	Q-T-Q	Y-T-Y
Communications Test and Measurement	$169.5	40%	$196.2	$185.2	(13.6)%	(8.5)%

Communications and Commercial Optical Products:
Optical Communications	163.0		155.4	150.1	4.9	8.6
Lasers	31.9		29.6	30.2	7.7	5.6
Communications and Commercial Optical Products	194.9	46%	185.0	180.3	5.4	8.1

Optical Security and Performance Products	56.5	14%	52.8	50.6	7.0	11.7

Total	$420.9	100%	$434.0	$416.1	(3.0)%	1.2%

•      Americas, EMEA and Asia-Pacific customers represented 50%, 23% and 27%, respectively, of total net revenue for the quarter.

•      The Company held $730.3 million in total cash and investments and generated $43.1 million of cash from operations for the quarter ended September 29, 2012.

•      The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported.

Business Outlook

For the second quarter of fiscal 2013, ending December 29, 2012, the Company expects non-GAAP net revenue to be $410 to $430 million.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on October 30, 2012 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors.  The Company will post supporting slides outlining the Company’s latest financial results concurrently with this earnings press release. They will be posted on www.jdsu.com/investors under the “Financial Information” section. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU; and TSX: JDU) innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world.  Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications.  Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

Forward-Looking Statements

This press release contains, and the discussions in our subsequent conference call will contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include: (i) any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow and other financial metrics, and the impact and duration of certain market conditions; and (ii) the Company’s beliefs regarding the purpose, usefulness and efficacy of non-GAAP results and the measures and items the Company includes in the same, as well as any benefits to investors the Company believes its non-GAAP measures provide.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things:  (a) continuing general limited visibility across many of our product lines, as well as the migration to vendor managed inventory programs; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) consolidation of our customer base, which, in the shorter term limits demand visibility, and in the longer term, could reduce our business potential; (d) continued decline of average selling prices across our businesses; (e)  notable seasonality and a significant level of in-quarter book-and-ship business, particularly in Communications Test and Measurement business; (f)  various product and manufacturing transfers, site consolidations and product discontinuances in which we are currently engaged, that have caused and may cause short term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:  Cherryl Valenzuela, 408-546-4521, or cherryl.valenzuela@jdsu.com

Press:  Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

- SELECTED FINANCIAL DATA -

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 29,	October 1,
	2012	2011
Net revenue	$420.9	$415.8
Cost of sales	231.2	219.9
Amortization of acquired technologies	17.1	14.3
Gross profit	172.6	181.6
Operating expenses:
Research and development	61.6	59.3
Selling, general and administrative	104.7	110.3
Amortization of other intangibles	3.5	5.1
Restructuring and related charges	2.7	1.5
Total operating expenses	172.5	176.2
Income from operations	0.1	5.4
Interest and other income (expense), net	(0.5)	(0.1)
Interest expense	(6.1)	(6.6)
Gain on sale of investments	0.1	1.1
Loss from continuing operations before income taxes	(6.4)	(0.2)
Provision for income taxes	3.4	3.4
Loss from continuing operations, net of tax	(9.8)	(3.6)
Loss from discontinued operations, net of tax	(1.8)	(2.2)
Net loss	$(11.6)	$(5.8)

Net loss per share - basic and diluted from:
Continuing operations	$(0.04)	$(0.02)
Discontinued operations	(0.01)	(0.01)
Net loss	$(0.05)	$(0.03)

Shares used in per share calculation - basic and diluted	232.8	228.4

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	September 29,	June 30,
	2012	2012
ASSETS
Current assets:
Cash and cash equivalents	$332.6	$401.1
Short-term investments	366.2	320.5
Restricted cash	31.5	31.1
Accounts receivable, net	275.7	305.8
Inventories, net	177.3	174.5
Prepayments and other current assets	79.3	77.2
Total current assets	1,262.6	1,310.2
Property, plant and equipment, net	252.5	252.9
Goodwill	75.0	68.7
Intangible assets, net	162.3	178.8
Other non-current assets	70.9	58.9
Total assets	$1,823.3	$1,869.5
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$113.8	$117.6
Accrued payroll and related expenses	63.0	68.6
Income taxes payable	21.6	20.7
Deferred revenue	69.4	81.2
Accrued expenses	38.0	35.3
Short-term debt	249.9	292.8
Other current liabilities	35.0	37.9
Total current liabilities	590.7	654.1
Other non-current liabilities	190.2	176.6
Total stockholders’ equity	1,042.4	1,038.8
Total liabilities and stockholders’ equity	$1,823.3	$1,869.5

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended
	September 29,	October 1,
	2012	2011

Net revenue:
Communications Test and Measurement	$169.5	$185.2
Communications and Commercial Optical Products	194.9	180.3
Optical Security and Performance Products	56.5	50.6
Deferred revenue related to purchase accounting adjustment	—	(0.3)
Net revenue	$420.9	$415.8

Operating income (loss):
Communications Test and Measurement	$16.8	$24.1
Communications and Commercial Optical Products	23.8	25.6
Optical Security and Performance Products	21.2	17.7
Corporate	(23.1)	(21.0)
Total segment operating income	38.7	46.4
Unallocated amounts:
Stock-based compensation	(12.6)	(11.5)
Acquisition-related charges and amortization of intangibles	(21.4)	(19.7)
Loss on disposal of long-lived assets	(1.3)	(0.5)
Restructuring and related charges	(2.7)	(1.5)
Realignment and other charges	(0.6)	(7.8)
Interest and other income (expense), net	(0.5)	(0.1)
Interest expense	(6.1)	(6.6)
Gain on sale of investments	0.1	1.1
Loss from continuing operations before income taxes	$(6.4)	$(0.2)

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance.  The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors.  Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represents its performance in the ordinary, ongoing and customary course of its operations.  Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information to its investors allows investors to see Company results through the eyes of management.  The Company further believes that providing this information allows Company investors to both better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Revenue from acquisition-related deferred revenue: The Company excludes the fair value adjustment to acquisition-related deferred revenue when calculating non-GAAP revenue.  The Company believes non-GAAP revenue provides useful information for investors as they review for underlying trends in the business and facilitates the investors’ comparisons of the Company’s revenue performance to prior and future periods and to the Company’s peers.

Cost of sales, costs of research and development and costs of selling, general and administrative: The Company GAAP presentation of gross margin and operating expenses may include (i) additional depreciation from changes in estimated useful life and the write-down of certain property and equipment that has been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plan, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, and (v) other non-recurring charges comprising mainly of, one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred a loss in connection with repurchasing certain of its 1% Senior Convertible Notes which was recorded in interest and other (income), net in compliance with the authoritative guidance. The Company also incurred non-cash interest expense accounted for under the authoritative guidance on convertible debt instruments, which requires the Company to separately account for the liability (debt) and equity (conversion option) components of such instruments. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share.  The Company’s core business does not include making financial investments in third parties, and such investments do not constitute a material portion of the Company’s assets.  Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales and adjustments to the value of investments are not related to the Company’s ongoing core business and operating performance.

Discontinued operations: The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP consolidated statement of operations. The Company excluded the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments:  The Company’s EBITDA calculation excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above.  Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share.  The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

The following tables reconcile GAAP measures to non-GAAP measures:

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 29,		October 1,
	2012		2011
	Net income (loss)	EPS	Net income (loss)	EPS
GAAP measures	$(11.6)	$(0.05)	$(5.8)	$(0.03)
Items reconciling GAAP net loss & EPS to Non-GAAP net income & EPS:

Related to net revenues:
Deferral of revenues related to purchase accounting	—	—	0.3	—

Related to cost of sales:
Stock-based compensation expenses	2.2	0.01	1.8	0.01
Other non-recurring charges	0.8	—	—	—
Amortization of acquired developed technologies	17.1	0.07	14.3	0.06
Total related to gross profit	20.1	0.08	16.4	0.07

Related to operating expenses:
Research and development:
Stock-based compensation expenses	2.9	0.01	2.6	0.01
Selling, general and administrative:
Stock-based compensation expenses	7.5	0.03	7.1	0.03
Other non-recurring charges	0.6	—	7.8	0.04
Amortization of intangibles	3.5	0.01	5.1	0.02
Loss on disposal of long-lived assets	1.3	0.01	0.5	—
Restructuring and related charges	2.7	0.01	1.5	0.01
Total related to operating expenses	18.5	0.08	24.6	0.11

Interest and other income (expense), net	2.1	0.01	—	—
Non-cash interest expense	4.2	0.02	4.9	0.02
Gain on sale of investments	(0.1)	—	(1.1)	—
Discontinued operations	1.8	0.01	2.2	0.01
Total related to net income & EPS	46.6	0.20	47.0	0.21
Non-GAAP measures	$35.0	$0.15	$41.2	$0.18

Note: Certain totals may not add due to rounding

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET REVENUE TO NON-GAAP NET REVENUE

(in millions, unaudited)

	Three Months Ended
	September 29,	October 1,
	2012	2011
GAAP net revenue	$420.9	$415.8
Deferral of revenues related to purchase accounting adjustment	—	0.3
Non-GAAP net revenue	$420.9	$416.1

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended
	September 29,	October 1,
	2012	2011
GAAP net loss from continuing operations	$(9.8)	$(3.6)
Interest and other income (expense), net	0.5	0.1
Gain on sale of investments	(0.1)	(1.1)
Interest expense	6.1	6.6
Provision for income taxes	3.4	3.4
Depreciation	16.9	17.1
Amortization	20.6	19.4
EBITDA	37.6	41.9
Costs related to restructuring and related charges	2.7	1.5
Costs related to stock based compensation expense	12.6	11.5
Purchase accounting adjustment	0.8	0.3
Costs related to other non-recurring activities	0.6	7.8
Loss on disposal of long-lived assets	1.3	0.5
Adjusted EBITDA	$55.6	$63.5

Note: Certain totals may not add due to rounding